EXHIBIT 21.1

               SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                            (AS OF DECEMBER 18, 1996)

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                                                                                                                     State of
Subsidiary Name                                                                                                    Incorporation
---------------                                                                                                    -------------
American Mechanical Services, Inc.                                                                                 Delaware
Annandale & Fairfax Air Conditioning & Heating, Inc. (d/b/a Keenan Heating & Cooling)                              Virginia
ARS Energy Services Company                                                                                        Delaware
ARS Residential Services, Inc.                                                                                     Delaware
ARS Residential Services, Inc.                                                                                     Texas
        ARSSOS, Inc.                                                                                               Delaware
               McCannics, Inc.                                                                                     Texas
        Service Enterprise Holdings, LLC                                                                           Texas
        Service Enterprises, Inc.                                                                                  Texas
               Adcot, Inc.  (d/b/a A-ABC Appliances)                                                               Texas
               Service Enterprises - Houston, Inc. (d/b/a Crown Services)                                          Delaware
               Trademark Enterprises, Inc.                                                                         Delaware
Atlas Services, Inc.                                                                                               South Carolina
        Golden Triangle Mechanical, Inc.                                                                           South Carolina
Florida Heating & Air Conditioning, Inc.                                                                           Florida
        Bullseye Air Conditioning, Inc.                                                                            Florida
        Climatic Corporation of Vero Beach                                                                         Florida
        Florida Heating & Air Duct, Inc.                                                                           Florida
General Heating & Air Conditioning Company, Inc.                                                                   Delaware
Hession Plumbing Company, Inc.                                                                                     Indiana
Illinois Heating & Air Conditioning, Inc.   (d/b/a Kranz Heating & Cooling, Inc.)                                  Illinois
Keenan Mechanical Services, Inc.                                                                                   Virginia
Kirby Heating & Air, Inc.                                                                                          South Carolina
Korte Electric, Inc.                                                                                               Delaware
Meridian & Hoosier Heating and Air Conditioning Company (d/b/a Dial One Meridian and Hoosier, Inc.)                Indiana
        Sagamore Heating & Cooling, Inc.                                                                           Indiana
Metro Heating and Air Conditioning, Inc.                                                                           Delaware
Pricemasters Heating & Air Conditioning Co.  (d/b/a Ross Heating & Cooling Inc.; Kranz Mechanical Corporation)     Illinois
Sasso Air Conditioning, Inc.                                                                                       Delaware
Ted's Plumbing, Inc.                                                                                               Florida
USA Heating & Air Conditioning, Inc.                                                                               Delaware
West Houston Services, Inc.                                                                                        Delaware
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